UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2009
SUBURBAN PROPANE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, New Jersey	07981

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 887-5300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On November 12, 2009, Suburban Propane Partners, L.P. issued a press release (the “Press Release”) describing its Fiscal 2009 Fourth Quarter Financial Results. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.
Within the Press Release, we reference earnings before interest, income taxes, depreciation and amortization (“EBITDA”) which is considered a non-GAAP financial measure. Additionally, we discuss EBITDA, net income and net income per Common Unit, excluding the impact of unrealized (non-cash) gains or losses attributable to mark-to-market activity on derivative instruments (“Adjusted EBITDA”).
We provide these non-GAAP financial measures because we believe that they assist the investment community in properly assessing our liquidity on a year-over-year basis. In addition, we believe that these non-GAAP financial measures provide useful information to investors and industry analysts that facilitates the comparison of cash flows between periods for purposes of evaluating our ability to meet our debt service obligations and to pay quarterly distributions. In addition, certain of our incentive compensation plans covering executives and other employees utilize Adjusted EBITDA as the performance target. Moreover, our revolving credit agreement requires us to use Adjusted EBITDA as a component in calculating our leverage and interest coverage ratios.
A reconciliation of Adjusted EBITDA to net cash provided by operating activities is presented in the Press Release furnished as Exhibit 99.1 to this Current Report.
We also reference gross margins, computed as revenues less cost of products sold as those amounts are reported on the consolidated financial statements. Since cost of products sold does not include depreciation and amortization expense, the gross margin we reference is considered a non-GAAP financial measure. Given the nature of our business, the level of profitability in the retail propane, fuel oil, natural gas and electricity businesses is largely dependent on the difference between retail sales price and product cost. Therefore, we discuss gross margins in order to provide investors and industry analysts with useful information to facilitate their understanding of the impact of the commodity prices on profitability.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated November 12, 2009, describing the Fiscal 2009 Fourth Quarter Financial Results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2009	SUBURBAN PROPANE PARTNERS, L.P.
	By:	/s/ MICHAEL A. STIVALA
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer and Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated November 12, 2009, describing the Fiscal 2009 Fourth Quarter Financial Results.